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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 24, 2003
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                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY

             (Exact name of registrant as specified in its charter)

         New York                     1-3157                    13-0872805
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



     400 Atlantic Street, Stamford, Connecticut                    06921
    -----------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)


                                  203-541-8000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


Item 7. Financial Statements and Exhibits.

     (99) Press Release issued by International Paper Company dated April 24, 2003, announcing first quarter 2003 earnings.

Item 9. Regulation FD Disclosure (Information provided under Item 12-Results of Operations and Financial Condition).



     The information required by Item 12 is being provided under Item 9 pursuant to the Securities and Exchange Commission interim filing guidance provided in SEC Release No. 33-8216.

     On April 24, 2003, International Paper Company issued a press release announcing financial results for the first quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Additionally, executive management will discuss the company's first-quarter earnings during a webcast and conference call to be held today, April 24, 2003 at 10 a.m. (EDT). All interested parties are invited to listen to the webcast live via the company's Internet site at http://www.internationalpaper.com by clicking on the Investor Information button. Persons wishing to listen to the live earnings webcast must pre-register at the site prior to the webcast.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERNATIONAL PAPER COMPANY
                                          -------------------------------
                                                  (Registrant)


Date:    April 24, 2003                   By /s/ Barbara L. Smithers
                                             -----------------------
Stamford, Connecticut                            Barbara L. Smithers
                                                 Vice President and  Secretary


                         STATEMENT OF DIFFERENCES
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